COHEN & STEERS GLOBAL INFRASTRUCTURE FUND, INC.

CLASS A (CSUAX), CLASS C (CSUCX), CLASS F (CSUFX), CLASS I (CSUIX),

CLASS R (CSURX) AND CLASS Z (CSUZX) SHARES

Supplement dated December 12, 2025 to the Summary Prospectus dated May 1, 2025 and Prospectus dated May 1, 2025, as supplemented on August 29, 2025

On December 9, 2025, the Board of Directors of Cohen & Steers Global Infrastructure Fund, Inc. approved, effective May 1, 2026, the following changes:

The second paragraph within the “Principal Investment Strategies” section of the Summary Prospectus is hereby deleted and restated as follows:

Under normal market conditions, the Fund invests at least 80% of its total assets in U.S. and non-U.S. common stocks and other equity securities issued by infrastructure companies, which consist of utilities, pipelines, toll roads, airports, railroads, marine ports, telecommunications companies and other infrastructure companies. These equity securities can consist of: common stocks; rights or warrants to purchase common stocks; securities convertible into common stocks where the conversion feature represents, in the Advisor’s view, a significant element of the securities’ value; preferred stocks; equity units; initial public offerings (“IPOs”) of equity securities; and private investments in public equity (“PIPEs”). The Fund may invest in infrastructure securities that in certain instances are structured as Real Estate Investment Trusts (“REITs”). Under normal market conditions, the Fund invests at least the lesser of (i) 40% of its total assets or (ii) the percentage of non-U.S. companies in the index designated by the Fund as its current benchmark, the Linked Global Infrastructure Index-Net, minus 10%, in companies organized or located outside the U.S. or doing a substantial amount of business outside of the U.S. The Linked Global Infrastructure Index-Net is represented by UBS Global 50/50 Infrastructure & Utilities Index-Net from June 1, 2008 to March 31, 2015 and the FTSE Global Core Infrastructure 50/50 Net Tax Index thereafter. The benchmark does not otherwise constrain the Fund’s ability to make investments. The Fund will invest in infrastructure companies primarily in developed countries, but may invest in securities of infrastructure companies domiciled in emerging market countries. Typically, emerging markets are in countries that are in the process of industrialization, with lower gross national products per capita than more developed countries. Accordingly, the Fund will hold securities and instruments denominated in non-U.S. currencies, or sponsored and unsponsored depositary receipts for such securities.

The below paragraph will be added as the last paragraph within the “Investment Objective, Principal Investment Strategies and Related Risks—Principal Investment Strategies—Infrastructure Companies” section of the Prospectus:

Under normal market conditions, the Fund invests at least the lesser of (i) 40% of its total assets or (ii) the percentage of non-U.S. companies in the index designated by the Fund as its current benchmark, the FTSE Global Core Infrastructure 50/50 Net Tax Index, minus 10%, in companies organized or located outside the U.S. or doing a substantial amount of business outside of the U.S. The benchmark does not otherwise constrain the Fund’s ability to make investments. The Fund will invest in infrastructure companies primarily in developed countries, but may invest in securities of infrastructure companies domiciled in emerging market countries.

The first paragraph within the “Investment Objective, Principal Investment Strategies and Related Risks—Principal Risks of Investing in the Fund—Foreign (Non-U.S.) and Emerging Market Securities Risk” section of the Prospectus will be deleted and restated as follows:

The Fund may invest without limit in foreign securities of companies in so-called “emerging markets” (or lesser developed countries). Investments in such securities are particularly speculative. Investing in foreign securities involves certain risks not involved in domestic investments, including, but not limited to:

•

foreign economic, financial, political and social developments, such as, international wars or conflicts (including Russia’s military invasion of Ukraine), instability in regions such as Asia, Eastern Europe and the Middle East, terrorism, natural disasters and public health emergencies (including epidemics and pandemics);
•	different legal systems;
•	the possible imposition of exchange controls or other foreign governmental laws or restrictions;
•	less governmental supervision;
•	regulation changes;
•	less publicly available information about foreign companies due to less rigorous disclosure and accounting standards or regulatory practices;
•	high and volatile rates of inflation;
•	foreign currency devaluation;
•	fluctuating interest rates; and
•	different accounting, auditing and financial record-keeping standards and requirements.

PLEASE RETAIN THIS SUPPLEMENT FOR YOUR RECORDS

CSUSUP-12.2025